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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  February 16, 2000
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            First Union Real Estate Equity and Mortgage Investments
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             (Exact name of Registrant as Specified in Its Charter)

             Ohio                           1-6249               34-6513657
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

        Suite 1900, 55 Public Square
             Cleveland, Ohio                                     44113-1937
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's Telephone Number, Including Area Code:               (216) 781-4030
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Former Name or Former Address, if Changed Since Last Report.




Total number of pages in report:  3.
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ITEM 5.  OTHER EVENTS

         The registrant has announced its intention to spin-off Imperial Parking Corporation (Impark) to its shareholders. Impark is owned by First Union Management, Inc. (FUMI) whose shares are held in trust for the benefit of the shareholders of the registrant. The spin-off is expected to occur in the first half of 2000.

         As part of this transaction, the registrant will repay Impark's bank credit facility of approximately $22 million, contribute approximately $7 million in cash to Impark, contribute the 14 parking properties that it owns in Canada to Impark and fund up to $6 million for a parking development to be owned by Impark. Additionally, the registrant will provide a secured $8 million line of credit to Impark. Prior to the spin-off, Ventek International, Inc. (Ventek), a subsidiary of Impark, will be sold to FUMI.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     a)       Financial Statements of Businesses Acquired
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              Not applicable.

     b)       Pro Forma Financial Information
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              Pro Forma Combined Balance Sheet as of September 30, 1999.

              Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 1999.

              Pro Forma Combined Statement of Operations for the Twelve Months Ended December 31, 1998.

                      The Pro Forma Combined Balance Sheet of the registrant as
              of September 30, 1999, has five adjustment columns; a $29.6 million second mortgage loan obtained in October 1999 on the St. Cloud shopping mall, the sale of six southwestern malls which occurred in December 1999, the spin-off of Impark (including the 14 parking properties contributed by the registrant), the purchase of Ventek by First Union Management, Inc., the repayment of Impark's bank debt and $7 million cash contributed to Impark by the registrant at the time of spin-off and the $6 million parking development facility. The Pro Forma Combined Statements of Operations for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999 has six adjustment columns; the sale of properties prior to September 30, 1999, a $29.6 million second mortgage loan obtained in October 1999 on the St. Cloud shopping mall, the sale of six southwestern malls which occurred in December 1999, the spin-off of Impark (including the 14 parking properties contributed by the registrant), the purchase of Ventek by First Union Management, Inc., the repayment of Impark's bank debt and $7 million cash contributed to Impark by the registrant at the time of spin-off and the $6 million parking development facility. The Pro Forma Combined Statements of Operations assume that the transactions occurred on the first day of the respective periods; while the Pro Forma Combined Balance Sheet as of September 30, 1999 assumes that the transactions occurred on the last day of the period. The Pro Forma Combined Statements of Operations for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999 are not necessarily indicative of the actual results that would have occurred had the transaction been consummated on the first day of the respective periods or of future operations of the registrant. The Pro Forma Financial Statements do not take into consideration the increase in the registrant's liquidity or possible uses of the funds.


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         c)       Exhibits
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                  99.1)    Pro Forma Combined Balance Sheet as of September 30,
                           1999.

                  99.2) Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 1999.

                  99.3) Pro Forma Combined Statement of Operations for the Twelve Months Ended December 31, 1998.

                  99.4)    Notes to Pro Forma Financial Statements.



                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          First Union Real Estate Equity
                                            and Mortgage Investments
                                            ------------------------
                                                  (Registrant)


Date:    February 16, 2000                By:/S/  Gregory C. Scott
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                                                  Gregory C. Scott
                                                  Controller